                                                                    EXHIBIT 32.1


                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with Amendment No. 2 to the Annual Report on Form 10-K of Genaissance Pharmaceuticals, Inc. (the "Company") for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Kevin Rakin, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ KEVIN RAKIN
                                                ------------------------------
                                                Kevin Rakin
Date: February 11, 2004                         Chief Executive Officer


    A signed original of this written statement required by Section 906 has been provided to Genaissance Pharmaceuticals, Inc. and will be retained by Genaissance Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.